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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 25, 1997.


                       GRAHAM-FIELD HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    1-8801                    11-2578230
(State or other jurisdiction        (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)


400 Rabro Drive East, Hauppauge, New York                          11788
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (516) 582-5900


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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ITEM 5.           OTHER EVENTS.

     On June 25, 1997, Graham-Field Health Products, Inc. (the "Company") acquired all of the capital stock of LaBac Systems, Inc., a Colorado corporation ("LaBac") in a merger transaction, pursuant to an Agreement and Plan of Merger dated June 25, 1997 (the "Merger Agreement"), by and among the Company, LaBac Acquisition Corp., a wholly-owned subsidiary of the Company ("GFI Sub"), LaBac, Gregory A. Peek and Michael L. Peek (collectively, the "Selling Stockholders"). In accordance with the terms of the Merger Agreement, GFI Sub merged (the "Merger") with and into LaBac on June 25, 1997 (the "Effective Date"), LaBac became a wholly-owned subsidiary of the Company, and the Principal Stockholders of LaBac received in the aggregate 772,557 shares (the "GFI Shares") of common stock of the Company in exchange for all of the shares of the capital stock of LaBac. On the Effective Date, 77,255 of the GFI Shares were placed in escrow for a period of one (1) year following the Effective Date of the Merger for payment of indemnity claims to the Company or purchase price adjustments in favor of the Company. In connection with the Merger, the Company entered into a registration rights agreement, dated as of June 25, 1997, with the LaBac Stockholders (the "Registration Rights Agreement"), pursuant to which the Company agreed to register for resale the shares of Common Stock to be acquired by the Principal Stockholders pursuant to the Merger Agreement. On the Effective Date, the Company also entered into a three (3) year consulting agreement with the Principal Stockholders and an entity controlled by the Principal Stockholders, and non-competition agreements with each of the Principal Stockholders.



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ITEM 7. FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

                 (a)      FINANCIAL STATEMENTS.  Not applicable.

                 (b) PRO-FORMA FINANCIAL INFORMATION AND INTERIM FINANCIAL STATEMENTS. Not applicable.

                 (c)      EXHIBITS:

                          EXHIBIT NO.        DESCRIPTION

                          2(a) Agreement and Plan of Merger dated as of June 25, 1997, by and among the Company, LaBac
                                             Acquisition Corp., a wholly-
                                             owned subsidiary of the
                                             Company, LaBac Systems, Inc.,
                                             Gregory A. Peek, and Michael L.
                                             Peek.

                          4(a) Registration Rights Agreement dated as of June 25, 1997, by and among the Company, Gregory
                                             A. Peek, and Michael L. Peek.

                          4(b) Consulting Agreement dated as of June 25, 1997, by and among the Company, Gregory A. Peek, and Michael L. Peek.

                          4(c) Non-Competition Agreement dated June 25, 1997, between the
                                             Company and Gregory A. Peek.

                          4(d) Non-Competition Agreement dated June 25, 1997, between the
                                             Company and Michael L. Peek.

                          4(e) Escrow Agreement dated June 25, 1997, by and among the Company, Gregory A. Peek, Michael L.
                                             Peek, and Robert E. Lesser.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GRAHAM-FIELD HEALTH PRODUCTS, INC.



Date:  June 25, 1997                       By:  s/Irwin Selinger
                                               -----------------
                                               Irwin Selinger
                                               Chairman of the Board and
                                               Chief Executive Officer




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                                  EXHIBIT INDEX



ITEM NO.                             DESCRIPTION                        PAGE NO.
--------                             -----------                        --------


2(a) Agreement and Plan of Merger dated as of June 25, 1997, by and among the Company, LaBac Acquisition Corp., a wholly-owned subsidiary of the Company, LaBac Systems, Inc., Gregory A. Peek, and Michael L. Peek.

4(a)                  Registration Rights Agreement dated as of
                      June 25, 1997, by and among the Company, Gregory A. Peek, and Michael L. Peek.

4(b)                  Consulting Agreement dated as of June 25,
                      1997, by and among the Company, Gregory A.
                      Peek, and Michael L. Peek.

4(c)                  Non-Competition Agreement dated June 25,
                      1997, between the Company and Gregory A.
                      Peek.

4(d)                  Non-Competition Agreement dated June 25,
                      1997, between the Company and Michael L.
                      Peek.

4(e) Escrow Agreement dated June 25, 1997, by and among the Company, Gregory A. Peek,
                      Michael L. Peek, and Robert E. Lesser.






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